SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2006

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Spencer Street Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)
On June 22, 2006, we received from Bob Smith his written resignation from our board of directors, effective June 26, 2006. On June 24, 2006, we received from Ronald Keil his written resignation from our board of directors, effective June 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 27, 2006	VENDINGDATA CORPORATION

/s/ Arnaldo F. Galassi
Arnaldo F. Galassi
Chief Financial Officer